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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  October 1, 1997
                                                         ---------------

BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement dated as of September 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-2)


                          BA Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact Name of registrant as Specified in its charter)


           Delaware                  333-34225                   94-324470
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(State or other jurisdiction        (Commission              (I.R.S. employer
      of incorporation)             file number)            identification no.)


   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
   ---------------------------------------------------------------------------
            (Address of principal executive offices)                (Zip code)


      Registrant's telephone number, including area code:  (415) 622-3676
                                                           --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                        Exhibit Index Located on Page 2
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.


Item 5.   Other Events.

          The tables and materials filed separately under cover of Form SE in accordance with Rule 311 of Regulation S-T were prepared by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") at the requrest of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions (as described in the Registrant's Prospectus Supplement dated September 15, 1997 relating to its Mortgage Pass-Through Certificates, Series 1997-2). Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits




                                                                    Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                  Page
-------                                                             ------------

          The following Exhibit is filed separately under cover of Form SE in accordance with Rule 311 of Regulation S-T.

 99.1     Certain computational materials prepared by the
          Underwriter in connection with Registrant's Mortgage
          Pass-Through Certificates, Series 1997-2
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BA MORTGAGE SECURITIES, INC.



                                                By:     /s/ DAVID JAMES
                                                    ---------------------------
                                                    Name:   David James
                                                    Title:  Vice President


Dated:  October 1, 1997



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